                                                                   EXHIBIT 10.14


                 AMENDMENT TO EXCLUSIVE DISTRIBUTION AGREEMENT
                 ---------------------------------------------


       THIS AMENDMENT TO EXCLUSIVE DISTRIBUTION AGREEMENT between Continental Capital Corporation (formerly known as PlanCapital U.S.A., Inc. and hereinafter referred to as the "Corporation" or the "Buyer"), a Colorado Corporation, having its principal office at 8950 Fulbright Avenue, Chatsworth, California 91311, and Jacman Aircraft, Inc., a California Corporation, having its principal office at 8950 Fulbright Avenue, Chatsworth, California 91311 (hereinafter referred to as the "Distributor") is dated as of the 7th day of May, 1996:


       Background
       ----------

       A. An Exclusive Distribution Agreement (the "Agreement") was entered into as of January 10, 1995, between the Corporation and the Distributor.

       B. For valuable consideration, receipt of which is hereby acknowledged, the parties wish to amend the Agreement so as to make the Agreement non-exclusive, subject to the terms and conditions as set forth in this Amendment.

       Agreement
       ---------

       The Corporation and Distributor hereby agree to amend the Distribution Agreement as follows:

       1. Distributor hereby waives its right to be the exclusive distributor for the Corporation. All exclusive rights granted by the Distribution Agreement are hereby deleted and made non-exclusive.

       2. As long as the Distribution Agreement is in force, Distributor will retain custody of the Equipment. If any of the Equipment is sold by anyone other than Distributor, then upon such sale, the broker or other person making the sale shall pay Distributor a storage and packing fee in the amount of five percent (5%) of the selling price. Distributor shall pack the Equipment for shipping, to be picked up by buyer at Distributor's warehouse, and Distributor shall not be responsible for any other costs of selling or shipping such Equipment.

       3. In the event of a conflict between the terms and provisions of the Agreement and the terms and provisions of this Amendment to Exclusive Distribution Agreement, it is understood and agreed among the parties that the terms and conditions of this Amendment to Exclusive Distribution Agreement shall supersede and prevail.

       IN WITNESS WHEREOF, each of the parties has executed or caused this Amendment to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

CONTINENTAL CAPITAL CORP.              JACMAN AIRCRAFT, INC.


By:_________________________           By:___________________________
   Milton Wilpon, President               Jack Aronowitz, President




                                       2